Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports First Quarter 2024 Results

NASHVILLE, Tenn. (May 1, 2024) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a lodging real estate investment trust (“REIT”) specializing in group-oriented, destination hotel assets in urban and resort markets, today reported financial results for the three months ended March 31, 2024.

First Quarter 2024 Highlights and Recent Developments:

•	The Company generated first quarter net income of $42.8 million and net income available to common stockholders of $43.1 million or $0.67 per diluted share.

•	Reported consolidated revenue of $528.3 million, driven by Hospitality revenue of $461.5 million.

•	Achieved consolidated operating income of $96.4 million and consolidated Adjusted EBITDAre of $161.1 million.

•	During the first quarter, the Company booked over 287,000 same-store Gross Definite Room Nights for all future years, at a record first quarter average daily rate (ADR) of $265, an increase of 5.6% over Q1 2023 ADR for future bookings.

•	The Company prepaid its Rockies Term Loan with a portion of the net proceeds of a new issue of senior unsecured notes, and, together with cash on hand, repaid $200 million of its corporate Term Loan B, and, in April 2024, repriced its Term Loan B, reducing the applicable interest rate margin on SOFR loans from 275 bps to 225 bps.

•	The Company increased its full year consolidated net income and adjusted funds from operations guidance to reflect the impact of refinancing activities and the Company’s strong visibility into forward bookings.

Mark Fioravanti, President and Chief Executive Officer of Ryman Hospitality Properties, said, “Our first quarter results were solid, even with ongoing renovation disruptions and a challenging comparison to the first quarter of 2023 when we set several first quarter records. Our same-store Hospitality portfolio delivered record first quarter ADR and strong banquet and AV contribution per group room night, which is a positive indicator of group spending and overall segment strength. We were particularly pleased to see these results even with the timing of the Easter holiday, which shifted some group demand from the first quarter of 2024 into the second quarter of 2024. In the second half of the quarter, we did experience some softness in transient demand in several of our markets; however, we remain confident in the long-term growth outlook for the markets in which we operate and our outlook for the remainder of 2024.”

First Quarter 2024 Results (as compared to First Quarter 2023):

Consolidated Results

($ in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2024	2023	% ∆
Total Revenue	$528,345	$491,719	7.4%

Operating income	$96,381	$105,650	-8.8%
Operating income margin	18.2%	21.5%	-3.3	pt

Net income	$42,761	$60,994	-29.9%
Net income margin	8.1%	12.4%	-4.3	pt

Net income available to common stockholders	$43,056	$61,320	-29.8%
Net income available to common stockholders margin	8.1%	12.5%	-4.4	pt
Net income available to common stockholders per diluted share (1)	$0.67	$1.02	-34.3%

Adjusted EBITDAre	$161,065	$157,675	2.1%
Adjusted EBITDAre margin	30.5%	32.1%	-1.6	pt
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$156,403	$153,379	2.0%
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin	29.6%	31.2%	-1.6	pt

Funds From Operations (FFO) available to common stockholders and unit holders	$98,473	$108,526	-9.3%
FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.53	$1.80	-15.0%

Adjusted FFO available to common stockholders and unit holders	$102,694	$113,593	-9.6%
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.60	$1.89	-15.3%

(1) Diluted weighted average common shares for the three months ended March 31, 2024 and 2023 include 3.2 million and 3.9 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin, FFO available to common stockholders and unit holders, and Adjusted FFO available to common stockholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income and a reconciliation of the non-GAAP financial measures FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders to Net Income, see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition,” “Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO available to common stockholders and unit holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended
	March 31,
	2024	2023	% ∆
Hospitality Revenue	$461,470	$424,439	8.7%
Same-Store Hospitality Revenue (1)	$411,529	$424,439	-3.0%

Hospitality operating income	$102,185	$106,070	-3.7%
Hospitality operating income margin	22.1%	25.0%	-2.9	pt
Hospitality Adjusted EBITDAre	$154,593	$151,235	2.2%
Hospitality Adjusted EBITDAre margin	33.5%	35.6%	-2.1	pt

Same-Store Hospitality operating income (1)	$93,051	$106,070	-12.3%
Same-Store Hospitality operating income margin (1)	22.6%	25.0%	-2.4	pt
Same-Store Hospitality Adjusted EBITDAre (1)	$138,062	$151,235	-8.7%
Same-Store Hospitality Adjusted EBITDAre margin (1)	33.5%	35.6%	-2.1	pt

Hospitality Performance Metrics
Occupancy	66.7%	72.3%	-5.6	pt
Average Daily Rate (ADR)	$250.48	$237.95	5.3%
RevPAR	$167.17	$172.08	-2.9%
Total RevPAR	$444.29	$452.94	-1.9%

Same-Store Hospitality Performance Metrics (1)
Occupancy	67.0%	72.3%	-5.3	pt
Average Daily Rate (ADR)	$244.85	$237.95	2.9%
RevPAR	$164.16	$172.08	-4.6%
Total RevPAR	$434.33	$452.94	-4.1%

Gross Definite Rooms Nights Booked	287,952	348,648	-17.4%
Net Definite Rooms Nights Booked	151,676	250,318	-39.4%
Group Attrition (as % of contracted block)	14.8%	15.5%	-0.7	pt
Cancellations ITYFTY (2)	12,190	32,220	-62.2%

(1) Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired June 30, 2023.

(2) "ITYFTY" represents In The Year For The Year.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR, Total RevPAR, and Occupancy” below. Property-level results and operating metrics for first quarter 2024 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income, and property-level Adjusted EBITDAre to property-level Operating Income for each of the hotel properties.

Hospitality Segment Highlights

•	Same-store Hospitality portfolio achieved record first quarter average daily rate (ADR) of $245, an increase of 2.9% from Q1 2023, demonstrating continued pricing momentum.

•	Same-store Hospitality banquet and AV revenue had the second-best quarter ever, trailing only Q1 2023.

•	JW Marriott Hill Country delivered strong first quarter performance as we are beginning to see operational efficiency improvements from our asset management capabilities.

•	Same-store incentive management fee expense increased to $7.5 million in the quarter, up from $6.7 million in the year-ago quarter.

•	On a same-store basis, cancellations in the year for the year decreased by 62% in Q1 2024 compared to Q1 2023, and attrition and cancellation fee collections declined to $7.9 million in Q1 2024 from $9.7 million in Q1 2023.

Gaylord Opryland

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended
	March 31,
	2024	2023	% ∆
Revenue	$103,835	$111,806	-7.1%
Operating income	$24,825	$31,695	-21.7%
Operating income margin	23.9%	28.3%	-4.4	pt
Adjusted EBITDAre	$32,947	$40,237	-18.1%
Adjusted EBITDAre margin	31.7%	36.0%	-4.3	pt

Occupancy	65.1%	72.6%	-7.5	pt
Average daily rate (ADR)	$245.28	$240.19	2.1%
RevPAR	$159.60	$174.40	-8.5%
Total RevPAR	$395.10	$430.16	-8.2%

Gaylord Palms

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended
	March 31,
	2024	2023	% ∆
Revenue	$85,463	$84,546	1.1%
Operating income	$25,006	$27,634	-9.5%
Operating income margin	29.3%	32.7%	-3.4	pt
Adjusted EBITDAre	$31,871	$34,275	-7.0%
Adjusted EBITDAre margin	37.3%	40.5%	-3.2	pt

Occupancy	74.6%	79.5%	-4.9	pt
Average daily rate (ADR)	$267.99	$257.66	4.0%
RevPAR	$199.89	$204.78	-2.4%
Total RevPAR	$546.66	$546.80	-0.0%

Gaylord Texan

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended
	March 31,
	2024	2023	% ∆
Revenue	$84,902	$86,398	-1.7%
Operating income	$26,032	$28,088	-7.3%
Operating income margin	30.7%	32.5%	-1.8	pt
Adjusted EBITDAre	$31,923	$33,854	-5.7%
Adjusted EBITDAre margin	37.6%	39.2%	-1.6	pt

Occupancy	73.2%	77.1%	-3.9	pt
Average daily rate (ADR)	$239.77	$230.83	3.9%
RevPAR	$175.54	$177.90	-1.3%
Total RevPAR	$514.32	$529.21	-2.8%

Gaylord National

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended
	March 31,
	2024	2023	% ∆
Revenue	$68,274	$72,772	-6.2%
Operating income	$5,223	$8,055	-35.2%
Operating income margin	7.7%	11.1%	-3.4	pt
Adjusted EBITDAre	$14,819	$17,620	-15.9%
Adjusted EBITDAre margin	21.7%	24.2%	-2.5	pt

Occupancy	64.4%	67.3%	-2.9	pt
Average daily rate (ADR)	$236.16	$239.70	-1.5%
RevPAR	$152.18	$161.43	-5.7%
Total RevPAR	$375.88	$405.10	-7.2%

Gaylord Rockies

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended
	March 31,
	2024	2023	% ∆
Revenue	$63,822	$64,047	-0.4%
Operating income	$11,997	$10,868	10.4%
Operating income margin	18.8%	17.0%	1.8	pt
Adjusted EBITDAre	$25,838	$24,913	3.7%
Adjusted EBITDAre margin	40.5%	38.9%	1.6	pt

Occupancy	64.5%	69.9%	-5.4	pt
Average daily rate (ADR)	$242.23	$233.09	3.9%
RevPAR	$156.29	$162.97	-4.1%
Total RevPAR	$467.24	$474.10	-1.4%

JW Marriott Hill Country1

($ in thousands, except ADR, RevPAR, and Total RevPAR)

Three Months Ended
March 31,
2024
Revenue	$49,941
Operating income	$9,134
Operating income margin	18.3%
Adjusted EBITDAre	$16,531
Adjusted EBITDAre margin	33.1%

Occupancy	63.6%
Average daily rate (ADR)	$312.19
RevPAR	$198.40
Total RevPAR	$547.72

1 JW Marriott Hill Country was acquired by the Company on June 30, 2023, therefore there are no comparison figures.

Entertainment Segment

For the three months ended March 31, 2024, and 2023, the Company reported the following:

($ in thousands)

	Three Months Ended
	March 31,
	2024	2023	% ∆
Revenue	$66,875	$67,280	-0.6%
Operating income	$6,112	$10,391	-41.2%
Operating income margin	9.1%	15.4%	-6.3	pt
Adjusted EBITDAre	$15,539	$14,346	8.3%
Adjusted EBITDAre margin	23.2%	21.3%	1.9	pt

Fioravanti continued, “Our Entertainment business delivered strong performance considering severe winter weather in Nashville in late January, which impacted demand at our Nashville assets, as well as ongoing construction disruption associated with Category 10 and renovation of the W Austin Hotel at Block 21. Our Ole Red venues performed well, including our newest venue, Ole Red Las Vegas, which has opened to an encouraging start.”

Corporate and Other Segment

For the three months ended March 31, 2024, and 2023, the Company reported the following:

($ in thousands)

	Three Months Ended
	March 31,
	2024	2023	% ∆
Operating loss	($11,916)	($10,811)	-10.2%
Adjusted EBITDAre	($9,067)	($7,906)	-14.7%

2024 Guidance

Fioravanti concluded, “We took advantage of market conditions to refinance the Gaylord Rockies Term Loan with senior unsecured notes, and in April 2024, we repriced our corporate Term Loan B, which has immediate interest savings in 2024. Our refinancing activities, together with our strong forward bookings position, support our confidence in our outlook and enable us to raise our guidance for full year net income, funds from operations and adjusted funds from operations. We remain excited about the investments we are making across our portfolio, which we believe will continue to create value for our stockholders in the years to come.”

The Company is updating its 2024 business performance outlook based on current information as of May 1, 2024. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update its full business outlook or any portion thereof at any time for any reason.

Current full year 2024 guidance includes the following assumptions:

•	Disruption from planned capital investments is estimated to result in a negative impact of approximately 215 basis points to same-store Hospitality RevPAR growth and approximately 160 basis points to same-store Hospitality Total RevPAR growth. In addition, the Company expects disruption to result in a negative impact of approximately $18 million to $21 million to Consolidated Adjusted EBITDAre, including $10 million to $11 million to same-store Hospitality Adjusted EBITDAre and $8 million to $10 million to Entertainment Adjusted EBITDAre.

•	Capital expenditures are estimated to be $360 million to $440 million.

($ in millions, except per share figures)

	New Guidance		New FY	Prior Guidance		Prior FY
	Full Year 2024 [1]		2024 Guidance [1]	Full Year 2024		2024 Guidance	Change
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Consolidated Hospitality RevPAR growth (same-store) [2]	3.50%	5.50%	4.50%	3.50%	5.50%	4.50%	0.00%
Consolidated Hospitality Total RevPAR growth (same-store) [2]	3.25%	5.25%	4.25%	3.25%	5.25%	4.25%	0.00%

Operating Income
Hospitality (same-store) [2]	$434.5	$450.5	$442.5	$434.5	$450.5	$442.5	$-
JW Marriott Hill Country	35.0	40.0	37.5	35.0	40.0	37.5	-
Entertainment	65.5	71.5	68.5	65.5	71.5	68.5	-
Corporate and Other	(44.8)	(43.0)	(43.9)	(44.8)	(43.0)	(43.9)	-
Consolidated Operating Income	490.2	519.0	504.6	490.2	519.0	504.6	-

Adjusted EBITDAre
Hospitality (same-store) [2]	$612.5	$635.0	$623.8	$612.5	$635.0	$623.8	$-
JW Marriott Hill Country	63.0	72.0	67.5	63.0	72.0	67.5	-
Entertainment	100.0	110.0	105.0	100.0	110.0	105.0	-
Corporate and Other	(35.0)	(32.0)	(33.5)	(35.0)	(32.0)	(33.5)	-
Consolidated Adjusted EBITDAre	740.5	785.0	762.8	740.5	785.0	762.8	-

Net Income	$259.0	$280.0	$269.5	$253.0	$272.0	$262.5	$7.0
Net Income available to common stockholders	$249.0	$274.0	$261.5	$243.0	$266.0	$254.5	$7.0

Funds from Operations (FFO) available to common stockholders and unit holders	$463.3	$500.5	$481.9	$457.3	$492.5	$474.9	$7.0
Adjusted FFO available to common stockholders and unit holders	$489.8	$535.5	$512.6	$484.3	$527.0	$505.6	$7.0

Diluted income per share available to common stockholders	$4.01	$4.33	$4.17	$3.92	$4.21	$4.06	$0.11
Adjusted FFO available to common stockholders and unit holders per diluted share	$7.69	$8.33	$8.01	$7.60	$8.20	$7.90	$0.11

Estimated diluted shares outstanding to common stockholders [3]	64.6	64.6	64.6	64.6	64.6	64.6	-
Estimated diluted shares outstanding to common stockholders and unit holders [3]	65.0	65.0	65.0	65.0	65.0	65.0	-

1.	Includes JW Marriott Hill Country, except as otherwise noted. Amounts are calculated based on unrounded numbers.
2.	Same-store excludes JW Marriott Hill Country.
3.	Includes shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income, segment-level Adjusted EBITDAre to segment-level Operating Income, property-level Adjusted EBITDAre for JW Marriott Hill Country to property-level Operating Income, and FFO and Adjusted FFO available to common stockholders and unitholders to Net Income, see “Reconciliation of Forward-Looking Statements” below.

Dividend Update

The Company’s dividend policy provides that it will distribute minimum dividends of 100% of REIT taxable income annually. It is the Company’s current plan to distribute aggregate minimum dividends for 2024 of $4.40 per share in cash. Future dividends are subject to the Board’s future determinations as to amount and timing.

Balance Sheet/Liquidity Update

As of March 31, 2024, the Company had total debt outstanding of $3,377.8 million, net of unamortized deferred financing costs, and unrestricted cash of $465.3 million. As of March 31, 2024, there were no amounts drawn under the Company’s revolving credit facility, $22.0 million was drawn under OEG’s revolving credit facility, and the lending banks had issued $4.3 million in letters of credit under the Company’s revolving credit facility, which left $738.7 million of aggregate borrowing availability for borrowing under the Company’s revolving credit facility and OEG’s revolving credit facility.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, May 2, 2024, at 1:00 p.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/Presentations, Earnings and Webcasts) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and entertainment experiences. The Company’s holdings include Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, five of the top seven largest non-gaming convention center hotels in the United States based on total indoor meeting space. The Company also owns the JW Marriott San Antonio Hill Country Resort & Spa as well as two ancillary hotels adjacent to our Gaylord Hotels properties. The Company’s hotel portfolio is managed by Marriott International and includes a combined total of 11,414 rooms as well as more than 3 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns a 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry, Ryman Auditorium, WSM 650 AM, Ole Red, Nashville-area attractions, and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at the Moody Theater, located in downtown Austin, Texas. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expected cash dividend, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation on the Company’s business, including the effects on costs of labor and supplies and effects on group customers at the Company’s hotels and customers in OEG’s businesses, the Company’s ability to remain qualified as a REIT, the Company’s ability to execute our strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, future board determinations regarding the timing and amount of dividends and changes to the dividend policy, the Company’s ability to borrow funds pursuant to its credit agreements and to refinance indebtedness and/or to successfully amend the agreements governing its indebtedness in the future, and changes in interest rates. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and subsequent filings. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate Net Income available to common stockholders margin by dividing GAAP consolidated Net Income available to common stockholders by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Operating Income Margin by dividing consolidated, segment or property-level GAAP Operating Income by consolidated, segment or property-level GAAP Revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as Net Income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property of the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

•	preopening costs;

•	non-cash lease expense;

•	equity-based compensation expense;

•	impairment charges that do not meet the NAREIT definition above;

•	credit losses on held-to-maturity securities;

•	transaction costs of acquisitions;

•	interest income on bonds;

•	loss on extinguishment of debt;

•	pension settlement charges;

•	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and

•	any other adjustments we have identified herein.

We then exclude the pro rata share of Adjusted EBITDAre related to noncontrolling interests in consolidated joint ventures to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary GAAP presentation of Net Income or Operating Income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP Revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and GAAP consolidated Total Revenue or segment or property-level GAAP Revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO available to common stockholders and unit holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as Net Income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments for unconsolidated joint ventures.

To calculate Adjusted FFO available to common stockholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

•	right-of-use asset amortization;

•	impairment charges that do not meet the NAREIT definition above;

•	write-offs of deferred financing costs;

•	amortization of debt discounts or premiums and amortization of deferred financing costs;

•	loss on extinguishment of debt;

•	non-cash lease expense;

•	credit loss on held-to-maturity securities;

•	pension settlement charges;

•	additional pro rata adjustments from unconsolidated joint ventures;

•	(gains) losses on other assets;

•	transaction costs on acquisitions;

•	deferred income tax expense (benefit); and

•	any other adjustments we have identified herein.

We present Adjusted FFO available to common stockholders and unit holders per diluted share as a non-GAAP measure of our performance in addition to our net income available to common stockholders per diluted share (calculated in accordance with GAAP). We calculate Adjusted FFO available to common stockholders and unit holders per diluted share as our Adjusted FFO (defined as set forth above) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of diluted shares and units outstanding during such period.

We are discontinuing the presentation of Adjusted FFO available to common stockholders and unit holders (excluding maintenance capex) because our dividend policy no longer references this measure.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our Net Income, operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as Net Income (Loss), Operating Income (Loss), or cash flow from operations.

Investor Relations Contacts:	Media Contacts:
Mark Fioravanti, President and Chief Executive Officer	Shannon Sullivan, Vice President Corporate and Brand Communications
Ryman Hospitality Properties, Inc.	Ryman Hospitality Properties, Inc.
(615) 316-6588	(615) 316-6725
mfioravanti@rymanhp.com	ssullivan@rymanhp.com
~or~	~or~
Jennifer Hutcheson, Chief Financial Officer	Robert Winters
Ryman Hospitality Properties, Inc.	Alpha IR Group
(615) 316-6320	(929) 266-6315
jhutcheson@rymanhp.com	robert.winters@alpha-ir.com
~or~
Sarah Martin, Vice President Investor Relations
Ryman Hospitality Properties, Inc.
(615) 316-6011
sarah.martin@rymanhp.com

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited

(In thousands, except per share data)

	Three Months Ended
	Mar. 31,
	2024	2023
Revenues :
Rooms	$173,633	$161,251
Food and beverage	235,083	215,804
Other hotel revenue	52,754	47,384
Entertainment	66,875	67,280
Total revenues	528,345	491,719

Operating expenses:
Rooms	44,101	42,059
Food and beverage	128,179	115,181
Other hotel expenses	118,813	103,059
Management fees	17,962	15,195
Total hotel operating expenses	309,055	275,494
Entertainment	52,587	51,434
Corporate	11,954	10,594
Preopening costs	1,436	190
Gain on sale of assets	(270)	-
Depreciation and amortization	57,202	48,357
Total operating expenses	431,964	386,069

Operating income	96,381	105,650

Interest expense, net of amounts capitalized	(60,443)	(42,528)
Interest income	7,522	2,547
Loss on extinguishment of debt	(522)	-
Income (loss) from unconsolidated joint ventures	32	(2,806)
Other gains and (losses), net	321	(236)
Income before income taxes	43,291	62,627

Provision for income taxes	(530)	(1,633)
Net income	42,761	60,994

Net loss attributable to noncontrolling interest in consolidated joint venture	579	763
Net income attributable to noncontrolling interest in Operating Partnership	(284)	(437)
Net income available to common stockholders	$43,056	$61,320

Basic income per share available to common stockholders	$0.72	$1.11
Diluted income per share available to common stockholders (1)	$0.67	$1.02

Weighted average common shares for the period:
Basic	59,739	55,182
Diluted (1)	63,404	59,326

(1)	Diluted weighted average common shares for the three months ended March 31, 2024 and 2023 include 3.2 million and 3.9 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

Unaudited

(In thousands)

	Mar. 31,	Dec. 31,
	2024	2023
ASSETS:
Property and equipment, net of accumulated depreciation	$3,988,172	$3,955,586
Cash and cash equivalents - unrestricted	465,311	591,833
Cash and cash equivalents - restricted	81,571	108,608
Notes receivable	60,645	61,760
Trade receivables, net	125,613	110,029
Deferred income tax assets, net	82,145	81,624
Prepaid expenses and other assets	163,572	154,810
Intangible assets	122,270	124,287
Total assets	$5,089,299	$5,188,537

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$3,377,814	$3,377,028
Accounts payable and accrued liabilities	394,299	464,720
Dividends payable	67,407	67,932
Deferred management rights proceeds	165,070	165,174
Operating lease liabilities	130,180	129,122
Other liabilities	67,257	66,658
Noncontrolling interest in consolidated joint venture	353,865	345,126
Total equity	533,407	572,777
Total liabilities and equity	$5,089,299	$5,188,537

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

ADJUSTED EBITDAre RECONCILIATION

Unaudited

(in thousands)

	Three Months Ended Mar. 31,
	2024		2023
	$	Margin	$	Margin
Consolidated
Revenue	$528,345		$491,719
Net income	$42,761	8.1%	$60,994	12.4%
Interest expense, net	52,921		39,981
Provision for income taxes	530		1,633
Depreciation & amortization	57,202		48,357
Gain on sale of assets	(270)		-
Pro rata EBITDAre from unconsolidated joint ventures	2		9
EBITDAre	153,146	29.0%	150,974	30.7%
Preopening costs	1,436		190
Non-cash lease expense	925		1,501
Equity-based compensation expense	3,862		3,739
Interest income on Gaylord National bonds	1,195		1,271
Loss on extinguishment of debt	522		-
Pro rata adjusted EBITDAre from unconsolidated joint ventures	(21)		-
Adjusted EBITDAre	$161,065	30.5%	$157,675	32.1%
Adjusted EBITDAre of noncontrolling interest in consolidated joint venture	$(4,662)		$(4,296)
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$156,403	29.6%	$153,379	31.2%

Hospitality segment
Revenue	$461,470		$424,439
Operating income	$102,185	22.1%	$106,070	25.0%
Depreciation & amortization	50,230		42,875
Non-cash lease expense	983		1,019
Interest income on Gaylord National bonds	1,195		1,271
Adjusted EBITDAre	$154,593	33.5%	$151,235	35.6%

Same-Store Hospitality segment (1)
Revenue	$411,529		$424,439
Operating income	$93,051	22.6%	$106,070	25.0%
Depreciation & amortization	42,833		42,875
Non-cash lease expense	983		1,019
Interest income on Gaylord National bonds	1,195		1,271
Adjusted EBITDAre	$138,062	33.5%	$151,235	35.6%

Entertainment segment
Revenue	$66,875		$67,280
Operating income	$6,112	9.1%	$10,391	15.4%
Depreciation & amortization	6,740		5,265
Preopening costs	1,436		190
Non-cash lease (revenue) expense	(58)		482
Equity-based compensation	888		816
Other gains and (losses), net	408		-
Pro rata adjusted EBITDAre from unconsolidated joint ventures	13		(2,798)
Adjusted EBITDAre	$15,539	23.2%	$14,346	21.3%

Corporate and Other segment
Operating loss	$(11,916)		$(10,811)
Depreciation & amortization	232		217
Other gains and (losses), net	(87)		(235)
Equity-based compensation	2,974		2,923
Gain on sale of assets	(270)		-
Adjusted EBITDAre	$(9,067)		$(7,906)

(1) Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired on June 30, 2023.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO RECONCILIATION

Unaudited

(in thousands, except per share data)

	Three Months Ended Mar. 31,
	2024	2023
Consolidated
Net income	$42,761	$60,994
Noncontrolling interest in consolidated joint venture	579	763
Net income available to common stockholders and unit holders	43,340	61,757
Depreciation & amortization	57,154	48,326
Adjustments for noncontrolling interest	(2,021)	(1,580)
Pro rata adjustments from joint ventures	-	23
FFO available to common stockholders and unit holders	98,473	108,526

Right-of-use asset amortization	48	31
Non-cash lease expense	925	1,501
Pro rata adjustments from joint ventures	(21)	-
Gain on other assets	(270)	-
Amortization of deferred financing costs	2,721	2,674
Amortization of debt discounts and premiums	649	506
Loss on extinguishment of debt	522	-
Adjustments for noncontrolling interest	135	(412)
Deferred tax provision (benefit)	(488)	767
Adjusted FFO available to common stockholders and unit holders	$102,694	$113,593

Basic net income per share	$0.72	$1.11
Diluted net income per share	$0.67	$1.02

FFO available to common stockholders and unit holders per basic share/unit	$1.64	$1.95
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$1.71	$2.04

FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.53	$1.80
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.60	$1.89

Weighted average common shares and OP units for the period:
Basic	60,134	55,577
Diluted (1)	63,799	59,721

(1) Diluted weighted average common shares and OP units for the three months ended March 31, 2024 and 2023 include 3.2 million and 3.9 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Mar. 31,
	2024		2023
	$	Margin	$	Margin
Hospitality segment
Revenue	$461,470		$424,439
Operating income	$102,185	22.1%	$106,070	25.0%
Depreciation & amortization	50,230		42,875
Non-cash lease expense	983		1,019
Interest income on Gaylord National bonds	1,195		1,271
Adjusted EBITDAre	$154,593	33.5%	$151,235	35.6%

Occupancy	66.7%		72.3%
Average daily rate (ADR)	$250.48		$237.95
RevPAR	$167.17		$172.08
OtherPAR	$277.12		$280.86
Total RevPAR	$444.29		$452.94

Same-Store Hospitality segment (1)
Revenue	$411,529		$424,439
Operating income	$93,051	22.6%	$106,070	25.0%
Depreciation & amortization	42,833		42,875
Non-cash lease expense	983		1,019
Interest income on Gaylord National bonds	1,195		1,271
Adjusted EBITDAre	$138,062	33.5%	$151,235	35.6%

Occupancy	67.0%		72.3%
Average daily rate (ADR)	$244.85		$237.95
RevPAR	$164.16		$172.08
OtherPAR	$270.17		$280.86
Total RevPAR	$434.33		$452.94

Gaylord Opryland
Revenue	$103,835		$111,806
Operating income	$24,825	23.9%	$31,695	28.3%
Depreciation & amortization	8,133		8,554
Non-cash lease revenue	(11)		(12)
Adjusted EBITDAre	$32,947	31.7%	$40,237	36.0%

Occupancy	65.1%		72.6%
Average daily rate (ADR)	$245.28		$240.19
RevPAR	$159.60		$174.40
OtherPAR	$235.50		$255.76
Total RevPAR	$395.10		$430.16

Gaylord Palms
Revenue	$85,463		$84,546
Operating income	$25,006	29.3%	$27,634	32.7%
Depreciation & amortization	5,871		5,610
Non-cash lease expense	994		1,031
Adjusted EBITDAre	$31,871	37.3%	$34,275	40.5%

Occupancy	74.6%		79.5%
Average daily rate (ADR)	$267.99		$257.66
RevPAR	$199.89		$204.78
OtherPAR	$346.77		$342.02
Total RevPAR	$546.66		$546.80

Gaylord Texan
Revenue	$84,902		$86,398
Operating income	$26,032	30.7%	$28,088	32.5%
Depreciation & amortization	5,891		5,766
Adjusted EBITDAre	$31,923	37.6%	$33,854	39.2%

Occupancy	73.2%		77.1%
Average daily rate (ADR)	$239.77		$230.83
RevPAR	$175.54		$177.90
OtherPAR	$338.78		$351.31
Total RevPAR	$514.32		$529.21

(1) Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired on June 30, 2023.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Mar. 31,
	2024		2023
	$	Margin	$	Margin
Gaylord National
Revenue	$68,274		$72,772
Operating income	$5,223	7.7%	$8,055	11.1%
Depreciation & amortization	8,401		8,294
Interest income on Gaylord National bonds	1,195		1,271
Adjusted EBITDAre	$14,819	21.7%	$17,620	24.2%

Occupancy	64.4%		67.3%
Average daily rate (ADR)	$236.16		$239.70
RevPAR	$152.18		$161.43
OtherPAR	$223.70		$243.67
Total RevPAR	$375.88		$405.10

Gaylord Rockies
Revenue	$63,822		$64,047
Operating income	$11,997	18.8%	$10,868	17.0%
Depreciation & amortization	13,841		14,045
Adjusted EBITDAre	$25,838	40.5%	$24,913	38.9%

Occupancy	64.5%		69.9%
Average daily rate (ADR)	$242.23		$233.09
RevPAR	$156.29		$162.97
OtherPAR	$310.95		$311.13
Total RevPAR	$467.24		$474.10

JW Marriott Hill Country (2)
Revenue	$49,941		$-
Operating income	$9,134	18.3%	$-
Depreciation & amortization	7,397		-
Adjusted EBITDAre	$16,531	33.1%	$-

Occupancy	63.6%		n/a
Average daily rate (ADR)	$312.19		n/a
RevPAR	$198.40		n/a
OtherPAR	$349.32		n/a
Total RevPAR	$547.72		n/a

The AC Hotel at National Harbor
Revenue	$2,822		$2,211
Operating income (loss)	$327	11.6%	$(178)	-8.1%
Depreciation & amortization	250		281
Adjusted EBITDAre	$577	20.4%	$103	4.7%

Occupancy	56.9%		54.3%
Average daily rate (ADR)	$250.02		$218.52
RevPAR	$142.24		$118.55
OtherPAR	$19.28		$9.37
Total RevPAR	$161.52		$127.92

The Inn at Opryland (3)
Revenue	$2,411		$2,659
Operating loss	$(359)	-14.9%	$(92)	-3.5%
Depreciation & amortization	446		325
Adjusted EBITDAre	$87	3.6%	$233	8.8%

Occupancy	42.3%		56.6%
Average daily rate (ADR)	$162.66		$139.30
RevPAR	$68.75		$78.87
OtherPAR	$18.70		$18.65
Total RevPAR	$87.45		$97.52

(1) Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired on June 30, 2023.

(2) JW Marriott Hill Country was acquired by the Company on June 30, 2023, therefore there are no comparison figures.

(3) Includes other hospitality revenue and expense.

 RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

   SUPPLEMENTAL FINANCIAL RESULTS

 EARNINGS PER SHARE, FFO PER SHARE AND ADJUSTED FFO PER SHARE CALCULATIONS

 Unaudited

 (In thousands, except per share data)

	Three Months Ended
	Mar. 31,
	2024	2023
Earnings per share:

Numerator:
Net income available to common stockholders	$43,056	$61,320
Net loss attributable to noncontrolling interest in consolidated joint venture	(579)	(763)
Net income available to common stockholders - if-converted method	$42,477	$60,557

Denominator:
Weighted average shares outstanding - basic	59,739	55,182
Effect of dilutive stock-based compensation	430	281
Effect of dilutive put rights (1)	3,235	3,863
Weighted average shares outstanding - diluted	63,404	59,326

Basic income per share available to common stockholders	$0.72	$1.11
Diluted income per share available to common stockholders	$0.67	$1.02

FFO and Adjusted FFO per share:

Numerator - FFO:
FFO available to common stockholders and unit holders	$98,473	$108,526
Net loss attributable to noncontrolling interest in consolidated joint venture	(579)	(763)
FFO available to common stockholders and unit holders- if-converted method	$97,894	$107,763

Numerator - Adjusted FFO:
Adjusted FFO available to common stockholders and unit holders	$102,694	$113,593
Net loss attributable to noncontrolling interest in consolidated joint venture	(579)	(763)
Adjusted FFO available to common stockholders and unit holders - if-converted method	$102,115	$112,830

Denominator:
Weighted average shares and OP units outstanding - basic	60,134	55,577
Effect of dilutive stock-based compensation	430	281
Effect of dilutive put rights (1)	3,235	3,863
Weighted average shares and OP units outstanding - diluted	63,799	59,721

FFO available to common stockholders and unit holders per basic share/unit	$1.64	$1.95
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$1.71	$2.04

FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.53	$1.80
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.60	$1.89

(1) Represents equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(dollars in thousands, except per share data)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

Funds From Operations ("FFO") and Adjusted FFO Reconciliation

	New Guidance Range
	For Full Year 2024
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$259,000	$280,000	$269,500
Provision for income taxes	15,250	17,000	16,125
Interest Expense, net	216,775	223,275	220,025
Depreciation and amortization	224,250	234,500	229,375
(Gain) / Loss on disposal of fixed assets	(275)	(275)	(275)
EBITDAre	$715,000	$754,500	$734,750
Non-cash lease expense	3,500	4,500	4,000
Preopening expense	3,000	3,500	3,250
Equity-based compensation	12,500	13,500	13,000
Pension settlement charge	1,500	1,750	1,625
Interest income on Gaylord National bonds	4,500	5,500	5,000
Other gains and (losses), net	-	1,250	625
Loss (gain) on extinguishment of debt	500	500	500
Adjusted EBITDAre	$740,500	$785,000	$762,750

Hospitality Segment
Operating Income	$469,500	$490,500	$480,000
Depreciation and amortization	195,000	202,500	198,750
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National Bonds	4,500	5,500	5,000
Other gains and (losses), net	2,500	3,500	3,000
Loss (gain) on extinguishment of debt	500	500	500
Adjusted EBITDAre	$675,500	$707,000	$691,250

Hospitality Segment (same-store)
Operating Income	$434,500	$450,500	$442,500
Depreciation and amortization	167,000	170,500	168,750
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National Bonds	4,500	5,500	5,000
Other gains and (losses), net	2,500	3,500	3,000
Loss (gain) on extinguishment of debt	500	500	500
Adjusted EBITDAre	$612,500	$635,000	$623,750

JW Marriott Hill Country
Operating Income	$35,000	$40,000	$37,500
Depreciation and amortization	28,000	32,000	30,000
Adjusted EBITDAre	$63,000	$72,000	$67,500

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(dollars in thousands, except per share data)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

Funds From Operations ("FFO") and Adjusted FFO Reconciliation

	New Guidance Range
	For Full Year 2024
	Low	High	Midpoint
Entertainment Segment
Operating Income	$65,500	$71,500	$68,500
Depreciation and amortization	27,500	30,000	28,750
Preopening expense	3,000	3,500	3,250
Equity-based compensation	3,500	4,000	3,750
Pro rata adjusted EBITDAre from unconsolidated joint ventures	500	1,000	750
Adjusted EBITDAre	$100,000	$110,000	$105,000

Corporate and Other Segment
Operating Loss	$(44,750)	$(43,000)	$(43,875)
Depreciation and amortization	1,750	2,000	1,875
Equity-based compensation	9,000	9,500	9,250
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	(2,500)	(2,250)	(2,375)
Adjusted EBITDAre	$(35,000)	$(32,000)	$(33,500)

Ryman Hospitality Properties, Inc.
Net Income	$259,000	$280,000	$269,500
Noncontrolling interest in consolidated joint venture	(10,000)	(6,000)	(8,000)
Net Income available to common stockholders and unit holders	$249,000	$274,000	$261,500
Depreciation and amortization	224,250	234,500	229,375
Adjustments for noncontrolling interest	(10,000)	(8,000)	(9,000)
FFO available to common stockholders and unit holders	$463,250	$500,500	$481,875
Right of use amortization	-	500	250
Non-cash lease expense	3,500	4,500	4,000
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	-	1,250	625
Loss (gain) on extinguishment of debt	500	500	500
Adjustments for noncontrolling interest	(3,000)	(2,000)	(2,500)
Amortization of deferred financing costs	9,500	11,500	10,500
Amortization of debt discounts and premiums	2,500	3,500	3,000
Deferred Taxes	12,000	13,500	12,750
Adjusted FFO available to common stockholders and unit holders	$489,750	$535,500	$512,625

Diluted income per share available to common stockholders	$4.01	$4.33	$4.17
Adjusted FFO available to common stockholders and unit holders per diluted share	$7.69	$8.33	$8.01

Estimated diluted shares outstanding to common stockholders (in millions)	64.6	64.6	64.6
Estimated diluted shares outstanding to common stockholders and unit holders (in millions)	65.0	65.0	65.0

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(dollars in thousands, except per share data)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

Funds From Operations ("FFO") and Adjusted FFO Reconciliation

	Prior Guidance Range
	For Full Year 2024
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$253,000	$272,000	$262,500
Provision for income taxes	15,250	17,000	16,125
Interest Expense, net	222,500	231,000	226,750
Depreciation and amortization	224,250	234,500	229,375
EBITDAre	$715,000	$754,500	$734,750
Non-cash lease expense	3,500	4,500	4,000
Preopening expense	3,000	3,500	3,250
Equity-based compensation	12,500	13,500	13,000
Pension settlement charge	1,500	1,750	1,625
Interest income on Gaylord National bonds	4,500	5,500	5,000
Other gains and (losses), net	500	1,750	1,125
Adjusted EBITDAre	$740,500	$785,000	$762,750

Hospitality Segment
Operating Income	$469,500	$490,500	$480,000
Depreciation and amortization	195,000	202,500	198,750
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National Bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$675,500	$707,000	$691,250

Hospitality Segment (same-store)
Operating Income	$434,500	$450,500	$442,500
Depreciation and amortization	167,000	170,500	168,750
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National Bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$612,500	$635,000	$623,750

JW Marriott Hill Country
Operating Income	$35,000	$40,000	$37,500
Depreciation and amortization	28,000	32,000	30,000
Adjusted EBITDAre	$63,000	$72,000	$67,500

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(dollars in thousands, except per share data)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

Funds From Operations ("FFO") and Adjusted FFO Reconciliation

	Prior Guidance Range
	For Full Year 2024
	Low	High	Midpoint
Entertainment Segment
Operating Income	$65,500	$71,500	$68,500
Depreciation and amortization	27,500	30,000	28,750
Preopening expense	3,000	3,500	3,250
Equity-based compensation	3,500	4,000	3,750
Pro rata adjusted EBITDAre from unconsolidated joint ventures	500	1,000	750
Adjusted EBITDAre	$100,000	$110,000	$105,000

Corporate and Other Segment
Operating Loss	$(44,750)	$(43,000)	$(43,875)
Depreciation and amortization	1,750	2,000	1,875
Equity-based compensation	9,000	9,500	9,250
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	(2,500)	(2,250)	(2,375)
Adjusted EBITDAre	$(35,000)	$(32,000)	$(33,500)

Ryman Hospitality Properties, Inc.
Net Income	$253,000	$272,000	$262,500
Noncontrolling interest in consolidated joint venture	(10,000)	(6,000)	(8,000)
Net Income available to common stockholders and unit holders	$243,000	$266,000	$254,500
Depreciation and amortization	224,250	234,500	229,375
Adjustments for noncontrolling interest	(10,000)	(8,000)	(9,000)
FFO available to common stockholders and unit holders	$457,250	$492,500	$474,875
Right of use amortization	-	500	250
Non-cash lease expense	3,500	4,500	4,000
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	500	1,750	1,125
Adjustments for noncontrolling interest	(3,000)	(2,000)	(2,500)
Amortization of deferred financing costs	10,000	11,000	10,500
Amortization of debt discounts and premiums	2,500	3,500	3,000
Deferred Taxes	12,000	13,500	12,750
Adjusted FFO available to common stockholders and unit holders	$484,250	$527,000	$505,625

Diluted income per share available to common stockholders	$3.92	$4.21	$4.06
Adjusted FFO available to common stockholders and unit holders per diluted share	$7.60	$8.20	$7.90

Estimated diluted shares outstanding to common stockholders (in millions)	64.6	64.6	64.6
Estimated diluted shares outstanding to common stockholders and unit holders (in millions)	65.0	65.0	65.0